UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2020

BROADCOM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market
8.00% Mandatory Convertible Preferred Stock, Series A, $0.001 par value	AVGOP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Proposed Offering of Senior Notes and Commencement of Debt Tender Offers

In a press release issued on April 6, 2020, Broadcom Inc. (“Broadcom”) announced that it intends to offer senior notes (the “New Notes”) and commence concurrent cash tender offers to purchase the 3.000% Senior Notes due 2022 and 2.200% Senior Notes due 2021 of Broadcom Corporation and 3.125% Senior Notes due 2021 of Broadcom, in each case subject to market conditions and other factors. The New Notes are being sold in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States under Regulation S under the Securities Act.

The foregoing description is qualified in its entirety by reference to the press release dated April 6, 2020, a copy of which is attached hereto as Exhibit 99.1.

COVID-19 Pandemic Update and Related Risks

Below is supplemental disclosure that is intended to be in addition to, not a substitute for, the disclosure provided in our Form 10-Q filed on March 13, 2020.

The global spread of COVID-19 and the efforts to control it have slowed global economic activity and disrupted, and reduced the efficiency of, normal business activities in much of the world. The pandemic has resulted in authorities around the world implementing numerous unprecedented measures such as travel restrictions, quarantines, shelter in place orders, and factory and office shutdowns. These measures have impacted and will continue to impact our workforce and operations, and those of our customers, contract manufacturers (“CMs”), suppliers and logistics providers, particularly if the restrictions on movement intensify or expand to additional countries.

In particular, we are experiencing some disruption to parts of our global supply chain, and as a result, there is some uncertainty about how the supply chain will perform if the pandemic worsens significantly or restrictive measures increase. Most of our employees and many of those of our CMs and suppliers around the world are working remotely, or on split or reduced shifts due to facility closures or other restrictions. Our primary warehouse and a number of our outsourced assembly and test service providers are in Malaysia, which has mandated the closure of all non-essential businesses. While our Malaysia warehouse is currently fully operational, pursuant to a critical industry exemption, many of the facilities of our suppliers and service providers are not. An extended closure of these facilities may require us to move assembly and test services to providers in other countries, and may, eventually, lead to a shortage of some components needed for our products. In the event restrictive measures in Malaysia are intensified and our warehouse is shut down or required to operate at a reduced capacity, our ability to deliver product to our customers would be severely limited. In addition, reductions in commercial airline and cargo flights, disruptions to ports and other shipping infrastructure resulting from the pandemic are resulting in increased transport times to deliver materials and components to our facilities and to transfer our products to our assembly and test service providers, and may also affect our ability to timely ship our products to customers.

The substantial majority of our semiconductor wafers are manufactured by TSMC, at their facilities in Taiwan. While the impact of COVID-19 has to date been limited in Taiwan, any increase in the severity of the outbreak or in government measures restricting movement there, may cause a substantial disruption to TSMC’s operations. This, in turn, would severely reduce our supply of wafers and adversely affect our ability to manufacture most of our products. While our Fort Collins, Colorado manufacturing facility is currently fully operational, any similar disruption there would severely impact our ability to manufacture our FBAR products and adversely affect our wireless business.

While the demand environment for our semiconductor products has been consistent with our current expectations during our second fiscal quarter to date, we believe that this is due, in part, to short-term demand to facilitate an increase in manufacture of end products and infrastructure needed to support a dramatic increase around the world in remote or tele-work, as well as the result of some customers stocking up on parts in anticipation of potential future supply chain disruption due to COVID-19. To date, the impact of COVID-19 on the demand environment for our software products has been limited. In the longer-term, however, the COVID-19 pandemic is likely to adversely affect the economies and financial markets of many countries, resulting in a global economic downturn and a recession. This would likely adversely affect demand for our products and those of our customers, particularly consumer products such as smartphones, which may, in turn negatively impact our results of operations. However, there is a significant degree of uncertainty and lack of visibility as to the extent and duration of any such downturn or recession.

The degree to which the pandemic ultimately impacts our business and results of operations will depend on future developments beyond our control, including the severity of the pandemic, the extent of actions to contain or treat the virus, how quickly and to what extent normal economic and operating conditions can resume, and the severity and duration of the global economic downturn that results from the pandemic.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: our acquisition of Symantec Corporation’s Enterprise Security business (“Symantec Business”), including (1) potential difficulties in employee retention, (2) unexpected costs, charges or expenses, and (3) our ability to successfully integrate the Symantec Business and achieve the anticipated benefits of the transaction; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; international political and economic conditions; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions, including our recent acquisition of the Symantec Business; government regulations and trade restrictions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; sales to our government clients; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 6, 2020, entitled “Broadcom Inc. Announces Commencement of Private Offering of Senior Notes and Concurrent Tender Offers”

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCOM INC.

Date: April 6, 2020	By:	/s/ Thomas H. Krause, Jr.
	Name:	Thomas H. Krause, Jr.
	Title:	Chief Financial Officer